EXHIBIT 99.2

90-92 Main Street, P.O. Box 58
Wellsboro, PA   16901
Phone: (570) 724-3411     Fax: (570) 723-8097
E-Mail: cnemail@cnbankpa.com     Web Page: http://www.cnbankpa.com
Stock Symbol: CZNC
Chartered 1864

FEDERAL DEPOSIT INSURANCE CORP
September 30, 2010	QUARTERLY REPORT

Dear Shareholder:

I am pleased to report net income of $4.1 million for the third quarter of 2010 which is a $32.7 million increase over the third quarter of 2009.  Third quarter 2009 net income was adversely affected by $47.9 million other-than-temporary impairment “OTTI” charges on available-for-sale securities.  Year-to-date earnings for 2010 of $12.7 million are $57.7 million higher than the first three quarters of 2009.  Our earnings improvement is due to increasing non-interest income, prudent control of non-interest expenses and strong asset quality.  Non-performing assets to total assets were .82% at the end of the quarter.

During the third quarter the corporation successfully redeemed the $26.44 million of preferred stock that had been purchased by the U.S. Treasury Department under the Troubled Asset Relief Program (TARP).  As a result of the redemption, C&N recorded accelerated discount accretion of $607,000.  This reduced our third quarter diluted earnings per share by $0.05.  Going forward, the elimination of the preferred stock dividends will increase earnings per share.  Subsequent to the redemption, we repurchased the Warrant issued to the U.S. Treasury Department which was issued in connection with participation in the TARP Capital Purchase Program for $400,000.  The warrant had been exercisable to acquire 194,794 shares of the Corporation’s common stock at a price of $20.36 per share.

With TARP repaid and solid core earnings, Citizens & Northern is well positioned to face the challenges of new regulatory burdens and the opportunities presented by the Marcellus Shale gas play in our market footprint.

We solicit your continued support as the Board of Directors, management and employees strive to meet shareholder expectations.

Charles H. Updegraff, Jr.
Chairman, President, & CEO

CITIZENS & NORTHERN CORPORATION
BOARD OF DIRECTORS

Charles H. Updegraff, Jr. - Chairman
Dennis F. Beardslee	Raymond R. Mattie
Jan E. Fisher	Edward H. Owlett, III
R. Bruce Haner	Leonard Simpson
Susan E. Hartley	James E. Towner
Leo F. Lambert	Ann M. Tyler
Edward L. Learn

DIRECTORS EMERITI
R. Robert DeCamp	Karl W. Kroeck

CITIZENS & NORTHERN BANK
OFFICES
428 S. Main Street, ATHENS, PA 18810	570-888-2291
3 Main Street, CANISTEO, NY 14823	607-698-4295
10 N Main Street, COUDERSPORT, PA 16915	814-274-9150
111 Main Street, DUSHORE, PA 18614	570-928-8124
563 Main Street, EAST SMITHFIELD, PA 18817	570-596-3131
104 Main Street, ELKLAND, PA 16920	814-258-5111
135 East Fourth Street, EMPORIUM, PA 15834	814-486-1112
6250 County Route 64, HORNELL, NY 14843	607-324-4081
230-232 Railroad Street, JERSEY SHORE, PA 17740	570-398-4555
102 E. Main Street, KNOXVILLE, PA 16928	814-326-4151
514 Main Street, LAPORTE, PA 18626	570-946-4011
4534 Williamson Trail LIBERTY, PA 16930	570-324-2331
1085 S. Main Street, MANSFIELD, PA 16933	570-662-1111
612 James Monroe Avenue, MONROETON, PA 18832	570-265-2157
3461 Rte.405 Highway, MUNCY, PA 17756	570-546-6666
100 Maple Street, PORT ALLEGANY, PA 16743	814-642-2571
24 Thompson Street, RALSTON, PA 17763	570-995-5421
1827 Elmira Street, SAYRE, PA 18840	570-888-2220
2 E. Mountain Ave., SO. WILLIAMSPORT, PA 17702	570-601-3016
41 Main Street, TIOGA, PA 16946	570-835-5236
428 Main Street, TOWANDA, PA18848	570-265-6171
Court House Square, TROY, PA 16947	570-297-2159
90-92 Main Street, WELLSBORO, PA 16901	570-724-3411
130 Court Street, WILLIAMSPORT, PA 17701	570-320-0100
1510 Dewey Ave., WILLIAMSPORT, PA 17702	570-323-9305
Route 6, WYSOX, PA 18854	570-265-9148

TRUST & FINANCIAL MANAGEMENT GROUP
3 Main Street, Canisteo, NY 14823	607-698-4295
10 N Main Street, Coudersport, PA 16915	800-921-9150
135 East Fourth Street, Emporium, PA 15834	814-274-1929
1827 Elmira Street, Sayre, PA 18840	888-760-8192
428 Main Street, Towanda, PA 18848	888-987-8784
90-92 Main Street, Wellsboro, PA 16901	888-487-8784
130 Court Street, Williamsport, PA 17701	866-732-7213

ACCOUNT SERVICES - 90-92 Main St., Wellsboro, PA 16901
BANKCARD SERVICES - 90-92 Main St., Wellsboro PA 16901	800-577-8001
ELECTRONIC BANKING – 10 Nichols St., Wellsboro, PA 16901	877-838-2517
www.cnbankpa.com

C&N FINANCIAL SERVICES CORPORATION – 90-92 Main Street, Wellsboro, PA	866-ASK-CNFS
www.cnfinancialservices.com

CONDENSED, CONSOLIDATED EARNINGS INFORMATION
(In Thousands, Except Per Share Data)   (Unaudited)
	3RD	2ND	3RD	9 MONTHS ENDED
	QUARTER	QUARTER	QUARTER	SEPTEMBER 30,
	2010	2010	2009	2010	2009
	(Current)	(Prior Qtr)	(Prior Yr)	(Current)	(Prior Yr)
Interest and Dividend Income	$ 15,495	$ 15,386	$ 16,808	$ 46,614	$ 51,720
Interest Expense	4,639	5,036	6,016	14,935	18,786
Net Interest Income	10,856	10,350	10,792	31,679	32,934
Provision for Loan Losses	189	76	634	472	554
Net Interest Income After Provision for Loan Losses	10,667	10,274	10,158	31,207	32,380
Other Income	3,449	3,186	3,282	10,080	9,102
Net Gains (Losses) on Available-for-sale Securities	388	319	(47,848)	765	(83,522)
Other Expenses	7,969	7,629	8,277	23,492	26,073
Income (Loss) Before Income Tax Provision (Credit)	6,535	6,150	(42,685)	18,560	(68,113)
Income Tax Provision (Credit)	1,671	1,281	(14,491)	4,389	(24,163)
Net Income (Loss)	4,864	4,869	(28,194)	14,171	(43,950)
U.S. Treasury Preferred Dividends	729	372	373	1,474	1,055

Net Income (Loss) Available to Common Shareholders	$ 4,135	$ 4,497	$ (28,567)	$ 12,697	$ (45,005)

Adjustments to Calculate Core Earnings (a):
Net Income (Loss)	$ 4,864	$ 4,869	$ (28,194)	$ 14,171	$ (43,950)
Add: OTTI Losses	-	2	47,947	433	84,407
Less: Realized gains on assets previously written down	(334)	(51)	(70)	(669)	(361)
Add/Less: Income Tax (b)	114	(208)	(15,392)	(144)	(27,690)
Core Earnings (a)	$ 4,644	$ 4,612	$ 4,291	$ 13,791	$ 12,406
Core Earnings Available to Common Shareholders (a)	$ 3,915	$ 4,240	$ 3,918	$ 12,317	$ 11,351

PER COMMON SHARE DATA:
Net Income (Loss) - Basic	$0.34	$0.37	($3.17)	$1.05	($5.01)
Net Income (Loss) - Diluted	$0.34	$0.37	($3.17)	$1.05	($5.01)
Dividend Per Share	$0.10	$0.09	$0.24	$0.27	$0.72
Number Shares Used in Computation - Basic	12,136,516	12,125,072	9,005,850	12,125,142	8,978,665
Number Shares Used in Computation - Diluted	12,136,516	12,125,072	9,005,850	12,125,142	8,978,655
Number Shares Used in Computation - Diluted - for
Ratios Based on Core Earnings (a)	12,136,516	12,125,072	9,023,370	12,125,142	8,993,014

CONDENSED, CONSOLIDATED BALANCE SHEET DATA
(In Thousands, Except Per Share Data)    (Unaudited)
	SEPT. 30,	JUNE 30,	SEPT. 30,
	2010	2010	2009
ASSETS
Cash & Due from Banks	$ 53,225	$ 83,652	$ 47,967
Available-for-sale Securities	433,392	426,246	399,112
Loans, Net	718,087	715,363	720,291
Intangible Assets	12,312	12,356	12,525
Other Assets	91,092	101,040	103,483
TOTAL ASSETS	$ 1,308,108	$ 1,338,657	$ 1,283,378

LIABILITIES
Deposits	$ 983,516	$ 968,540	$ 896,866
Repo Sweep Accounts	18,402	28,132	34,236
Total Deposits and Repo Sweeps	1,001,918	996,672	931,102
Borrowed Funds	158,654	173,831	215,268
Other Liabilities	6,454	6,659	10,955
TOTAL LIABILITIES	1,167,026	1,177,162	1,157,325

SHAREHOLDERS' EQUITY
Preferred Stock	-	25,833	25,706
Common Shareholders' Equity, Excluding Accumulated
Other Comprehensive Income (Loss)	136,920	134,229	100,290
Accumulated Other Comprehensive Income (Loss):
Net Unrealized Gains/Losses on
Available-for-sale Securities	4,394	1,684	403
Defined Benefit Plans	(232)	(251)	(346)
TOTAL SHAREHOLDERS' EQUITY	141,082	161,495	126,053
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$ 1,308,108	$ 1,338,657	$ 1,283,378

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS
(In Thousands, Except Per Share Data)       (Unaudited)
	9 MONTHS ENDED		%
	SEPTEMBER 30,		INCREASE
	2010	2009	(DECREASE)
EARNINGS PERFORMANCE
Net Income (Loss)	$ 14,171	$ (43,950)	NM
Return on Average Assets	1.42%	-4.52%	NM
Return on Average Equity	12.28%	-40.75%	NM
Core Earnings (a)	$ 13,791	$ 12,406	11.16%
Core Earnings/Average Assets (a)	1.38%	1.28%	7.81%
Core Earnings/Average Equity (a)	11.95%	11.50%	3.91%

BALANCE SHEET HIGHLIGHTS
Total Assets	$ 1,308,108	$ 1,283,378	1.93%
Available-for-Sale Securities	433,392	399,112	8.59%
Loans (Net)	718,087	720,291	-0.31%
Allowance for Loan Losses	8,602	8,188	5.06%
Deposits and Repo Sweep Accounts	1,001,918	931,102	7.61%

Trust Assets Under Management	591,267	592,841	-0.27%

SHAREHOLDERS' VALUE
(PER COMMON SHARE)
Net Income - Basic	$1.05	($5.01)	NM
Net Income - Diluted	$1.05	($5.01)	NM
Core Earnings - Basic (a)	$1.02	$1.26	-19.05%
Core Earnings - Diluted (a)	$1.02	$1.26	-19.05%
Dividends	$0.27	$0.72	-62.50%
Common Book Value	$11.62	$11.02	5.44%
Tangible Common Book Value	$10.60	$9.64	9.96%
Market Value (Last Trade)	$13.00	$14.79	-12.10%
Market Value / Common Book Value	111.88%	134.21%	-16.64%
Market Value / Tangible Common Book Value	122.64%	153.42%	-20.06%
Price Earnings Multiple	9.29	NM	NM
Dividend Yield	2.77%	6.49%	-57.32%

SAFETY AND SOUNDNESS
Tangible Common Equity / Tangible Assets	9.94%	6.91%	43.85%
Nonperforming Assets / Total Assets	0.82%	0.77%	6.63%
Allowance for Loan Losses / Total Loans	1.18%	1.12%	5.36%
Total Risk Based Capital Ratio (c)	16.90%	13.58%	24.45%
Tier 1 Risk Based Capital Ratio (c)	15.67%	12.46%	25.76%
Leverage Ratio (c)	8.87%	7.60%	16.71%

AVERAGE BALANCES
Average Assets	$1,329,714	$1,296,174	2.59%
Average Equity	153,813	143,798	6.96%

NM - Not meaningful.

(a) Core Earnings is an earnings performance measurement which management has defined to exclude other-than-temporary impairment (OTTI) losses on available-for-sale securities and realized gains on securities for which OTTI has previously been recognized. Core Earnings is a performance measurement that is not based on U.S. generally accepted accounting principles (GAAP). Management believes Core Earnings information is meaningful for evaluating the Corporation's operating performance, because it excludes some of the impact of market volatility as it relates to investments in pooled trust-preferred securities and other securities. The disclosure of Core Earnings should not be viewed as a substitute for results determined in accordance with GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies. This table includes a reconciliation of Core Earnings to net (loss) income, the most directly comparable GAAP financial measure.

(b) Income tax has been allocated to non-core gains and losses at 34%, adjusted for a valuation allowance on deferred tax assets associated with losses from securities classified as capital assets for federal income tax reporting purposes. A valuation allowance of $886,000 was recorded in the third quarter 2009, was reduced to $373,000 in the fourth quarter 2009 and was further reduced to $148,000 in the 2nd quarter 2010. There was no change to the valuation allowance in the third quarter 2010.

(c) Capital ratios as of September 30, 2010 are estimated.